UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 16, 2010
Vocus, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-125834	58-1806705

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4296 Forbes Boulevard, Lanham, Maryland	20706

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 3014592590
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
On April 20, 2010, Vocus, Inc. (“Vocus”) filed a Current Report on Form 8-K (the “Current Report”) under Item 1.01, 2.01 and 9.01 to report the completion of its acquisition of Data Presse SAS (“Data Presse”). The purpose of this Amendment No. 1 to the Current Report is to file the historical financial statements and pro forma information required by Item 9.01 of Form 8-K.
(a) Financial Statements of Businesses Acquired.
The audited consolidated financial statements of Data Presse as of and for the years ended September 30, 2008 and 2009 and the unaudited financial statements of Data Presse as of March 31, 2010 and for the six months ended March 31, 2009 and 2010 are attached hereto as Exhibit 99.1 to this Form 8-K/A and are incorporated in their entirety herein by reference.
(b) Pro Forma Financial Information.
Unaudited Pro Forma Condensed Combined financial information is attached hereto as Exhibit 99.2 to this Form 8-K/A and is incorporated in its entirety herein by reference.
(d) Exhibits.

Exhibit
Number
23.1*	Consent of Independent Auditors

99.1*	The audited consolidated balance sheets of Data Presse as of September 30, 2008 and 2009 and the related statements of operations, statements of stockholders’ equity and statements of cash flows for the years ended September 30, 2008 and 2009 and the notes to the financial statements together with the Report of Independent Auditors thereon of Ernst & Young et Autres as well as the unaudited balance sheet of Data Presse as of March 31, 2010 and the related unaudited statements of operations and cash flows for the six months ended March 31, 2009 and 2010 and the related unaudited statements of stockholders’ equity for the six months ended March 31, 2010.

99.2*	The unaudited pro forma condensed combined financial information.

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2010	Vocus, Inc.
	By:	/s/ Stephen Vintz
		Name:	Stephen Vintz
		Title:	Chief Financial Officer and Treasurer

Exhibit Index

Exhibit
Number
23.1*	Consent of Independent Auditors

99.1*	The audited consolidated balance sheets of Data Presse as of September 30, 2008 and 2009 and the related statements of operations, statements of stockholders’ equity and statements of cash flows for the years ended September 30, 2008 and 2009 and the notes to the financial statements together with the Report of Independent Auditors thereon of Ernst & Young et Autres as well as the unaudited balance sheet of Datapresse as of March 31, 2010 and the related unaudited statements of operations and cash flows for the six months ended March 31, 2009 and 2010 and the related unaudited statements of stockholders’ equity for the six months ended March 31, 2010.

99.2*	The unaudited pro forma condensed combined financial information.

*	Filed herewith